                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               Power of Attorney




     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on February 9, 1998.

                                       /s/ G. Nicholas Beckwith, III
                                       -----------------------------
                                       G. Nicholas Beckwith, III

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               Power of Attorney




     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on March 1, 1998.*


                                       /s/ Philip E. Coldwell
                                       ----------------------
                                       Philip E. Coldwell



* With the understanding that all amendments will be sent to me in advance.

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               Power of Attorney




     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on March 1, 1998.


                                       /s/ Robert R. Fortune
                                       ---------------------
                                       Robert R. Fortune

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               Power of Attorney




     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on March 13, 1998.


                                       /s/ Jerrold B. Harris
                                       ---------------------
                                       Jerrold B. Harris

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               Power of Attorney




     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on February 10, 1998.


                                       /s/ Rodney D. Johnson
                                       ---------------------
                                       Rodney D. Johnson

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                               Power of Attorney

     I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR TEMPORARY INVESTMENT (Registration No. 2-64358) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on February 8, 1998.



                                       /s/ G. Willing Pepper
                                       ---------------------
                                       G. Willing Pepper